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                               COMMON SENSE TRUST
   SUPPLEMENT DATED OCTOBER 27, 1997, TO THE PROSPECTUS DATED MARCH 10, 1997,
                        AS SUPPLEMENTED ON JULY 28, 1997

    At an upcoming shareholders' meeting, shareholders of each Common Sense Trust Fund will be asked to approve a new investment advisory agreement effective upon the consummation of transactions detailed in an agreement (the "Agreement") between Van Kampen American Capital Asset Management, Inc. ("VKAC Asset Management") and certain of its affiliates and Smith Barney Mutual Funds Management Inc. ("SBMFM") and certain of its affiliates.

    The Board of Trustees has recommended that the current investment advisory agreements with VKAC Asset Management be terminated and that each Fund enter into a new investment advisory agreement with SBMFM. SBMFM currently provides sub-advisory services to VKACAM with respect to the International Equity Fund. The new advisory agreements are substantially the same as the current advisory agreements except for the dates of execution, effectiveness and termination. In addition, a provision to recapture tender offer solicitation fees and exchange offer fees has been removed. The advisory fee, investment objectives and policies of each Fund as set forth in the Prospectus will remain the same under the new investment advisory agreements.

    VKAC Asset Management, a subsidiary of Morgan Stanley, Dean Witter, Discover & Co., has served as investment adviser to the Common Sense Trust since the Trust's inception in 1987.

    SBMFM is a wholly-owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services holding company engaged primarily in four business segments: investment services, consumer finance services, life insurance services and property and casualty insurance services. SBMFM was formed in 1968 and serves as investment manager to numerous other investment companies. As of September 30, 1997, SBMFM had aggregate assets under management in excess of $84 billion.

    Common Sense Trust is marketed exclusively by PFS Distributors, Inc., also a subsidiary of Travelers. Travelers will combine the efforts of its two companies in the administration and distribution of the Common Sense fund family. Further details of the proposed transaction will be contained in a proxy statement expected to be mailed to shareholders in the near future.

    The Trustees have also approved an Agreement and Plan of Reorganization between the Common Sense Money Market Fund ("Money Market Fund") and the Cash Portfolio of Smith Barney Money Funds, Inc., also advised by SBMFM, providing for the acquisition by the Cash Portfolio of the assets and substantially all
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of the liabilities of the Money Market Fund and that Class 1, Class A and Class
B shareholders of the Money Market Fund receive Class A shares of the Cash Portfolio at its net asset value per share (the "Reorganization").

    The Reorganization is subject to approval by the holders of a majority of the outstanding shares of the Money Market Fund. Further details of the proposed Reorganization will be contained in a proxy statement/prospectus expected to be mailed to shareholders shortly.

    In addition, effective with the new advisory agreements, the name of the Trust will be changed to Concert Investment Series. Certain changes to the administration of the Common Sense Trust will also be effective on that same date. PNC Bank will replace State Street Bank and Trust Company as custodian for each Common Sense Trust Fund other than Common Sense International Equity Fund. The Chase Manhattan Bank will serve as custodian for Common Sense International Equity Fund. First Data Investor Services Group, Inc. will become transfer agent for the Common Sense Trust Funds with PFS Shareholder Services, Inc., the current transfer agent, serving as sub-transfer agent.

    Several changes are also contemplated to the exchangeability features and sales charge structure of the Funds. It is currently anticipated that effective with the new advisory agreements, shareholders of the Funds will be able to exchange their Fund shares for shares of any Smith Barney mutual funds distributed by PFS Investments Inc. However, those Smith Barney mutual funds may have different contingent deferred sales charge ("CDSC") schedules and conversion time tables than are currently applicable to the Funds. Any Fund shares exchanged for Smith Barney mutual funds will be subject to the sales charge schedule and conversion time table applicable to the Smith Barney mutual fund exchanged into.

    It is also anticipated that effective with the new advisory agreements, the sales charge schedule applicable to Class A shares of the Funds will be modified by reducing the initial sales charge. At that time, the CDSC schedule for Class B shares will also be modified, generally by reducing the CDSC charged in the later years, except that the CDSC charged in the first year for certain fixed-income funds will increase. All such pricing changes will only be applicable to purchases made after the effective date of the pricing changes.